Fair Value Measurements - Summary Of Change In The Level 3 Warrant Liability (Detail) - Warrant [Member] - Level 3 [Member] $ in Thousands	12 Months Ended
Dec. 31, 2021 USD ($)
Fair Value, Net Derivative Asset (Liability) Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Balance	$ 0
Private warrants liability assumed in Transactions	7,291
Change in fair value of warrants liability	(1,216)
Reclassification of warrants liability to equity	(4,436)
Balance	$ 1,639